Exhibit 99.1

ACTION BY WRITTEN CONSENT OF THE STOCKHOLDERS

OF

DEEP WELL OIL & GAS, INC.

Pursuant to the authority contained in Nevada Revised Statutes 78.390, the undersigned, being the stockholders of DEEP WELL OIL & GAS, INC., a Nevada corporation ("the Corporation"), holding a majority of the voting power of the outstanding shares of capital stock of the Corporation, by executing this written consent and without the formality of convening a meeting, do hereby consent to the following actions of the Corporation, to be effective as of September 25, 2018:

WHEREAS the Corporation has 229,374,605 issued and outstanding shares of its common stock as of May 31,2018;

AND WHEREAS Nevada Revised Statute Section 78.320 allows the Corporation to take any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Corporation’s capital stock;

AND WHEREAS the undersigned stockholders desire to re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

AND WHEREAS the undersigned stockholders desire to ratify and approve the appointment of Turner, Stone & Company LLP, to serve as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017;

AND WHEREAS the undersigned stockholders desire to ratify and approve the appointment of Turner, Stone & Company LLP, to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2018;

AND WHEREAS the undersigned stockholders desire to hold a non-binding advisory vote to approve the compensation of the Company’s named executive officers as follows:

Portwest Investments Ltd., a company owned 100% by Dr. Horst A. Schmid, for providing services as Chief Executive Officer and President to the Company for $Nil Cdn per month for fees as per their contract.

Concorde Consulting, a company owned 100% by Mr. Curtis James Sparrow for providing services as Chief Financial Officer for $15,000 Cdn per month for fees as per their contract.

NOW, THEREFORE, BE IT RESOLVED THAT:

1.	The undersigned stockholders hereby re-elect the following directors to serve as the Corporation’s Board of Directors until the next meeting of stockholders:

Mr. Said Arrata	Mr. David Roff
Mr. Satya Brata Das	Dr. Horst A. Schmid
Mr. Pascal Nodé-Langlois	Mr. Curtis Sparrow
Mr. Colin P. Outtrim	Mr. Malik Youyou

2.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the prior fiscal years ended September 30, 2015, September 30, 2016 and September 30, 2017.

3.	The undersigned stockholders hereby affirm, approve and ratify in writing the appointment of Turner, Stone & Company LLP to serve as the Corporation’s independent registered public accounting firm for the fiscal year ended September 30, 2018.

4.	The undersigned stockholders hereby approve, on an advisory basis only, the compensation paid to the named executive officers.

5.	The Corporate Secretary, CEO or CFO of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute any and all agreements to give effect to this written consent.

6.	This Resolution may be signed by the stockholders in as many counterparts as may be necessary, each of which so signed, and even if transmitted by facsimile or e-mail, shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and, notwithstanding the date of execution, shall be deemed to bear the date as first set out above.

	Printed Name of Stockholder	# of Shares Voted in Favor of above Proposals	Percentage Represented	Stockholder Signature
1	Mr. Malik Youyou	106,458,739	46.41	/s/ Malik Youyou
2	Westline Enterprises Limited (1)	7,847,352	3.42	/s/ Malik Youyou
3	Portwest Investment Ltd. (2)	2,280,000	0.99	/s/ Horst A. Schmid
4	Edmonton International Airport Hotel Ltd. (3)	1,150,000	0.50	/s/ Curtis J. Sparrow
5	Trans World Factors Inc. (4)	850,000	0.37	/s/ Horst A. Schmid
6	Cambridge Strategies Inc. (5)	831,667	0.36	/s/ Satya Brata Das
7	Mr. David Roff	762,441	0.33	/s/ David Roff
8	Dr. Horst A. Schmid	150,000	0.07	/s/ Horst A. Schmid
9	Mr. Curtis Sparrow	600,000	0.26	/s/ Curtis J. Sparrow
10	Voltaire Group SA (6)	594,311	0.26	/s/ Pascal Nodé-Langlois
11	Mr. Satya Brata Das	390,000	0.17	/s/ Satya Brata Das

(1) Westline Enterprises Limited is a company 100% owned by Mr. Malik Youyou.

(2) Portwest Investments Ltd. is a company 100% owned by Dr. Horst A. Schmid.

(3) Edmonton International Airport Hotel Ltd. is a company 100% owned by Mr. Curtis Sparrow.

(4) Trans World Factors Inc. is a company 100% owned by Dr. Horst A. Schmid.

(5) Cambridge Strategies Inc. is a company 50% owned by Mr. Sayta Brata Das and 50% owned by his wife.

(6) Voltaire Group SA, a company 100% owned by Mr. Pascal Nodé-Langlois.